Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Carnival Corporation, a company incorporated under the laws of the Republic of Panama, and Carnival plc, a company organized and existing under the laws of England and Wales, do and each of them does, hereby constitute and appoint Micky Arison, Howard S. Frank, David Bernstein and Arnaldo Perez, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Carnival Corporation and Carnival plc joint Annual Report on Form 10-K (“Form 10-K”) for the year ended November 30, 2010 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the 18th day of October 2010.

CARNIVAL CORPORATION	CARNIVAL PLC

/s/ Sir Jonathon Band	/s/ Sir Jonathon Band
Sir Jonathon Band	Sir Jonathon Band
Director	Director

/s/ Robert H. Dickinson	/s/ Robert H. Dickinson
Robert H. Dickinson	Robert H. Dickinson
Director	Director

/s/ Arnold W. Donald	/s/ Arnold W. Donald
Arnold W. Donald	Arnold W. Donald
Director	Director

/s/ Pier Luigi Foschi	/s/ Pier Luigi Foschi
Pier Luigi Foschi	Pier Luigi Foschi
Director	Director

/s/ Richard J. Glasier	/s/ Richard J. Glasier
Richard J. Glasier	Richard J. Glasier
Director	Director

/s/ Modesto A. Maidique	/s/ Modesto A. Maidique
Modesto A. Maidique	Modesto A. Maidique
Director	Director

/s/ Sir John Parker	/s/ Sir John Parker
Sir John Parker	Sir John Parker
Director	Director

/s/ Peter G. Ratcliffe	/s/ Peter G. Ratcliffe
Peter G. Ratcliffe	Peter G. Ratcliffe
Director	Director

/s/ Stuart Subotnick	/s/ Stuart Subotnick
Stuart Subotnick	Stuart Subotnick
Director	Director

/s/ Laura Weil	/s/ Laura Weil
Laura Weil	Laura Weil
Director	Director

/s/ Randall J. Weisenburger	/s/ Randall J. Weisenburger
Randall J. Weisenburger	Randall J. Weisenburger
Director	Director

/s/ Uzi Zucker	/s/ Uzi Zucker
Uzi Zucker	Uzi Zucker
Director	Director